Miscellaneous, Net	3 Months Ended
Mar. 31, 2015
Other Income and Expenses [Abstract]
Miscellaneous, Net

NOTE 16 — MISCELLANEOUS, NET

	Three Months Ended March 31,
	2015	2014
Costs associated with the sale of receivables	$1.5	$1.6
Strategic review costs	0.9	—

Other expense, net	$2.4	$1.6

In August 2014, Holdings’ shareholder advised that it would be undertaking a strategic review of its ownership of the business, as part of a broader strategic review of the commonly-owned automotive aftermarkets businesses (which includes businesses operated by Autoparts Holdings). To date, the review has resulted in the decision to sell Holdings vehicle electronics business (refer to Note 17). The strategic review is ongoing and may result in additional decisions to sell some or all of the automotive aftermarkets businesses, although no decision has been made at this time to do so.